                                                                Exhibit 10.10(b)

         CITY NATIONAL
         BANK
                            CHANGE IN TERMS AGREEMENT

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PRINCIPAL      Loan Date     Maturity     Loan No.     Call     Collateral     Account     Officer     Initials
$1,500,000.00               04-15-1998     25749                                036540813  BEC
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
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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
BORROWER:  INTERNATIONAL REMOTE IMAGING SYSTEMS,          Lender:  City National Bank, a National Banking Association
           INC., A DELAWARE CORPORATION                            San Fernando Valley Commercial Banking Center #048000
           9162 ETON AVENUE                                        16133 Ventura Boulevard
           CHATSWORTH, CA  91311                                   Encino, CA  91436
=========================================================================================================================


PRINCIPAL AMOUNT:  $1,500,000.00       AS OF DATE OF AGREEMENT:  JANUARY 3, 1997

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note ("Note") dated July 29, 1996, in favor of City National Bank, a national banking association ("Lender"), executed by INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("Borrower") in the original principal amount of $1,500,000.00, payable in full on June 1, 1997, subject to any instalment maturities in the Note. The principal balance on the Note as of January 3, 1997 is $1,334,755.00, on which interest is paid to January 1, 1997.

DESCRIPTION OF COLLATERAL. All inventory, chattel paper, accounts, equipment and general intangibles and Securities delivered to Lender, described in collateral receipts issued by Lender from time to time to owner.

DESCRIPTION OF CHANGE IN TERMS. Interest on the unpaid principal shall be payable monthly commencing February 15, 1997, and continuing up to and including April 15, 1998, on which day the balance of principal and interest then unpaid shall become due and payable.

Effective January 15, 1997 the interest rate is hereby amended from the "Prime Rate" of CNB, to the "Prime Rate" of CNB, plus one and one-half of one percent (1.50%) per year, to be increased to the "Prime Rate" plus one and three quarters of one percent (1.75%) per year on June 1, 1997 and again increased to the "Prime Rate" plus two percent (2.00%) per year on July 1, 1997, through the maturity of April 15, 1998. If full payment of principal and interest on the $4,900,000.00 Amended and Restated Promissory Note-Fixed Maturity dated as of January 3, 1997 is received by June 1, 1997, the interest rate on the Note will be decreased to the Prime Rate plus one percent (1.00%) through its maturity of April 15, 1998.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligations(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., A DELAWARE CORPORATION

By: /s/  Martin S. McDermut
    ----------------------------------------------------
   MARTIN S. MCDERMUT, VICE PRES., FINANCE & ADMIN., CFO